                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 8, 2002
                                                          --------------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



        Suite 36-5000, 200 Public Square, Cleveland, Ohio    44114-2304
-------------------------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7 (c)   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             Exhibit 99.1 - Conformed Copy of Statement Under
                            Oath of Registrant's Principal Executive
                            Officer, dated August 8, 2002.

             Exhibit 99.2 - Conformed Copy of Statement Under
                            Oath of Registrant's Principal Financial
                            Officer, dated August 8, 2002.

ITEM 9       REGULATION FD DISCLOSURE

On August 8, 2002, each of the Principal Executive Officer, Thomas A. Waltermire, and Principal Financial Officer, W. David Wilson, of PolyOne Corporation forwarded to the Securities and Exchange Commission sworn statements pursuant to the Securities and Exchange Commission's Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLYONE CORPORATION

                                        By:   /s/ Gregory P. Smith
                                              ---------------------------------
                                              Gregory P. Smith
                                              Controller

Dated: August 12, 2002